UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2018

Independence Contract Drilling, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36590	37-1653648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20475 State Highway 249, Suite 300

Houston, Texas 77070

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (281) 598-1230

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events

On July 18, 2018, Independence Contract Drilling, Inc. (the “Company”) entered into an Agreement and Plan of Merger, dated as of July 18, 2018 (the “Merger Agreement”), by and among the Company, Patriot Saratoga Merger Sub, LLC (“Merger Sub”), and Sidewinder Drilling LLC (“Sidewinder” or “Successor”). On October 1, 2018, pursuant to the Merger Agreement, the Company acquired Sidewinder in a transaction in which Merger Sub merged with and into Sidewinder, with Sidewinder surviving as a wholly owned subsidiary of the Company (the “Merger”). A copy of the Merger Agreement is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 19, 2018.

In connection with the Merger, the Company is filing herewith (i) the pro forma financial statements as Exhibit 99.1 and (ii) the unaudited interim financial statements of Sidewinder (and, for periods prior to February 15, 2017, its predecessor, Sidewinder Drilling Inc. (“Predecessor”)) as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(a)

Financial statements.

•

Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheets as of December 31, 2017 and September 30, 2018 (Successor), the related statements of operations for the nine months ended September 30, 2018 (Successor), and the period from February 15, 2017 to September 30, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor), are included as Exhibit 99.2 hereto.

(b)

Pro forma financial information.

The following unaudited pro forma financial information of the Company, giving effect to the Merger and the related financing transactions, is included as Exhibit 99.1 hereto:

•	Unaudited pro forma balance sheet as of September 30, 2018

•	Unaudited pro forma statement of operations for the nine months ended September 30, 2018 and the year ended December 31, 2017

•	Notes to the unaudited pro forma financial statements

(d)

Exhibits.

Exhibit No.	Description

99.1	Unaudited pro forma financial information.

99.2	Unaudited financial statements of Sidewinder Drilling LLC comprised of the balance sheets as of December 31, 2017 and September 30, 2018 (Successor), the related statements of operations for the nine months ended September 30, 2018 (Successor), and the period from February 15, 2017 to September 30, 2017 (Successor), and the period from January 1, 2017 through February 15, 2017 (Predecessor).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2018	INDEPENDENCE CONTRACT DRILLING, INC.

	By:	/s/ Philip A. Choyce
Name: Philip A. Choyce
Title: Executive Vice President & Chief Financial Officer